Debt and Capital Lease Obligations	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Debt Instrument [Line Items]
Debt and Capital Lease Obligations
LONG-TERM DEBT
Long-term debt consists of the following:

(In thousands, except rates)
Description:	September 30, 2014	December 31, 2013	Interest Type	Current Interest Rate % (1)	Financing Type
Term loan - 2019	$299,250	$—	Variable	5.33 (2)	Term debt
Mt. Signal, due 2038	413,464	—	Fixed	6.00	Senior Notes
CAP, due 2014 (VAT) & 2032	247,888	243,581	Variable	5.11 - 7.10	VAT facility and term debt
Regulus Solar:
Regulus Solar, due 2016	37,935	44,400	PIK	18.00	Development loan
Regulus Solar, due 2015	111,525	—	Fixed	4.00	Construction debt
Nellis, due 2027	46,107	—	Imputed	5.75	Senior Notes
SunE Perpetual Lindsay, due 2014	48,033	—	Variable	3.27	Construction debt and HST Facility
Summit Solar U.S., due 2020 – 2028	24,178	—	Imputed	5.75	Term debt
DGS Prisons, due 2024 – 2025	17,055	9,270	Variable	6.00	Construction and term debt
Enfinity, due 2032	4,890	4,904	Imputed	5.75	Term debt
US Projects 2009 – 2013:
Term bonds, due 2016 – 2031	—	8,638	Fixed	5.0 - 5.75	Term debt
Solar program loans, due 2024 – 2026	9,477	10,206	Fixed	11.1 - 11.3	Solar program loans
Alamosa	—	29,171	Fixed	2.98	Capital lease obligations
Financing lease obligations:
Enfinity, due 2025 – 2032	30,521	31,494	Fixed	5.63 - 7.26	Financing lease obligations
SunE Solar Fund X, due 2030	—	55,616	Fixed	3.91 - 5.11	Financing lease obligations
US Projects 2014, due 2019	4,508	—	Fixed	6.00	Financing lease obligations
Regulus land lease, due 2034	9,203	—	Fixed	5.75	Financing lease obligations
Total long-term debt and capital lease obligations	$1,304,034	$437,280
Less current maturities	(270,900)	(37,455)
Long-term debt and capital lease obligations, less current portion	$1,033,134	$399,825
———
(1) The weighted average effective interest rate for all debt outstanding during the period, excluding the amortization of deferred financing fees and debt discounts, was 5.5%.
(2) The variable rate as of September 30, 2014 is 4.75%. The Company has entered into an interest rate swap agreement (see Note 9) fixing the interest rate at 5.33% for the next three years.
Bridge Credit Facility
On March 28, 2014, the Company entered into a credit and guaranty agreement with Goldman Sachs Bank USA as administrative agent and the lenders party thereto (the “Bridge Credit Facility”). The Bridge Credit Facility originally provided for a senior secured term loan facility in an aggregate principal amount of $250.0 million. On May 15, 2014, the Bridge Credit Facility was amended to increase the aggregate principal amount to $400.0 million (the "Amended Bridge Credit Facility").
The Company's obligations under the Amended Bridge Credit Facility were guaranteed by certain of its domestic subsidiaries. The Company's obligations and the guaranty obligations of its subsidiaries were secured by first priority liens on and security interests in substantially all present and future assets of the Company and the subsidiary guarantors.
Interest under the Amended Bridge Credit Facility had variable interest rate options based on Base Rate Loans or Eurodollar loans at the Company’s election.
The Amended Bridge Credit Facility was repaid following the closing of the IPO on July 23, 2014.
Term Loan and Revolving Credit Facility
In connection with the closing of the IPO on July 23, 2014, Terra Operating LLC (a wholly owned subsidiary of Terra LLC) entered into a revolving credit facility (the "Revolver") and a term loan facility (the "Term Loan" and together with the Revolver, the “Credit Facilities”). The Revolver provides for up to a $140.0 million senior secured revolving credit facility and the Term Loan provides for up to a $300.0 million senior secured term loan. The Term Loan was used to repay a portion of outstanding borrowings under the Amended Bridge Credit Facility. Each of Terra Operating LLC's existing and subsequently acquired or organized domestic restricted subsidiaries and the Company are guarantors under the Credit Facilities.
The Term Loan will mature on July 23, 2019 and the Revolver will mature on July 23, 2017. All outstanding amounts under the Credit Facilities bear interest at a rate per annum equal to, at Terra Operating LLC's option, either (a) a base rate plus 2.75% or (b) a reserve adjusted eurodollar rate plus 3.75%. For the Term Loan, the base rate will be subject to a “floor” of 2.00% and the reserve adjusted eurodollar rate will be subject to a “floor” of 1.00%.
The Credit Facilities provide for voluntary prepayments, in whole or in part, subject to notice periods and payment of repayment premiums. The Credit Facilities require Terra Operating LLC to prepay outstanding borrowings in certain circumstances such as the sale of underlying collateral. The Credit Facilities contain customary and appropriate representations and warranties and affirmative and negative covenants (subject to exceptions) by the Company and its subsidiaries.
The Credit Facilities, each guaranty and any interest rate and currency hedging obligations of Terra Operating LLC or any guarantor owed to the administrative agent, any arranger or any lender under the Credit Facilities are secured by first priority security interests in (i) all of Terra Operating LLC's assets and each guarantor’s assets, (ii) 100% of the capital stock of each of Terra Operating LLC’s domestic restricted subsidiaries and 65% of the capital stock of Terra Operating LLC’s foreign restricted subsidiaries and (iii) all intercompany debt, collectively, the “Credit Facilities Collateral.”
On October 30, 2014, the Company announced that it obtained a commitment to increase the Term Loan by $275.0 million and the Revolver by $75.0 million to increase liquidity and to fund the acquisitions of Hudson Energy Solar Corp and Capital Dynamics.
Project-level Financing Arrangements
The Company's solar energy systems which have long-term debt obligations are included in separate legal entities. The Company typically finances its solar energy projects through project entity specific debt secured by the project entity's assets (mainly the solar energy system) with no recourse to the Company. Typically, these financing arrangements provide for a construction loan, which upon completion may or may not be converted into a term loan. The following is a summary of construction and term debt entered into or assumed from January 1, 2013 to September 30, 2014.
Mt. Signal
In connection with the acquisition of Mt. Signal, the Company assumed $415.7 million of additional long-term debt. The senior secured notes bear interest at 6% and mature in 2038. Interest on the notes is payable semi-annually on June 30 and December 31 of each year, commencing on June 30, 2013. A letter of credit facility was also extended to the project company to satisfy certain security obligations under the PPA, other project agreements and the senior secured notes. The letter of credit facility will terminate on the earlier of July 2, 2019 and the fifth anniversary of the Mt. Signal project’s completion date.
CAP
In August 2013, the CAP project entity obtained $212.5 million in non-recourse debt financing from the Overseas Private Investment Corporation (“OPIC”), the U.S. Government's development finance institution, and International Finance Corporation (“IFC”), a member of the World Bank Group. In addition to the debt financing provided by OPIC and IFC, the project entity received a Chilean peso VAT credit facility from Rabobank. Under the VAT credit facility the project entity may borrow funds to pay for value added tax payments due from the project. The VAT credit facility has a variable interest rate that is tied to the Chilean Interbank Rate plus 1.40% and will mature in November 2014. As of September 30, 2014, the outstanding balance under the Chilean peso denominated VAT credit facility was $35.4 million. This debt is secured by the assets of CAP.
Regulus Solar
In March 2013, the Regulus Solar project entity entered into a financing agreement with a group of lenders for a $44.4 million development loan of which $37.9 and $44.4 was outstanding as of September 30, 2014 and December 31, 2013. The financing arrangement matures on March 31, 2016 and interest accrues from the date of borrowing until the maturity date at a rate of 18% per annum and is paid in kind (“PIK”) at each PIK interest date.
On March 28, 2014, the Regulus Solar project entity entered into an agreement for a construction loan facility for an amount up to $120.0 million, of which $111.5 million, net of a $1.5 million discount, was outstanding at September 30, 2014. The construction loan facility has a term ending in January 2015. Interest under the construction loan facility has variable interest rate options based on Base Rate Loans or LIBOR loans at the Company’s election. The interest rate payable under Base Rate Loans will be based upon an adjusted base rate (equal to the greater of (a) the Base Rate (Prime Rate) in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) the LIBOR rate plus 1.00%.) The interest rate payable under LIBOR Loans will be based upon the published LIBOR rate plus 3.75% applicable margin. This debt is secured by the assets of the Regulus Solar project entity.
Nellis
On March 28, 2014, the Company assumed a term loan facility in conjunction with the acquisition of Nellis. The term loan is due in 2027, bears interest at a rate of 5.75% per annum, and is secured by the assets of Nellis.
Stonehenge Operating
On May 21, 2014, the Company assumed three euro denominated term loan facilities in conjunction with the acquisition of the Stonehenge Operating projects. These term loans were due in 2028, bear interest at a rate of 3.4% per annum, and were secured by the acquired assets of the Stonehenge Operating projects. The Company also assumed three cross-currency swaps to hedge the foreign currency risk posed by the term loan facilities, which were denominated in euros. See Note 9 for disclosures regarding the Company's derivative financial instruments. These facilities were secured by the assets of the Stonehenge Operating project entities. On September 30, 2014, the Company repaid all outstanding amounts due under the term facilities. The Company recognized a $3.8 million loss on extinguishment of debt during the nine months ended September 30, 2014 as a result of this repayment.
Lindsay
On March 25, 2014, Lindsay, a Canadian project entity, obtained a construction term loan that matures in September 2015. Interest under the construction term loan facility has variable rate options based on Prime Rate Advances or CDOR (“Canadian Dealer Offered Rate”) Advances at the Company’s election. The interest rate payable under Prime Rate Advances will be the sum of the Prime Rate in effect on such day plus 1.00% and an applicable margin of 2.00%. The interest rate payable under CDOR Advances will be based on the published CDOR rate plus an applicable margin of 2.00%. This debt is secured by the assets of the Lindsay project entity.
Summit Solar U.S.
On May 22, 2014, the Company assumed seven term loan facilities in conjunction with the acquisition of Summit Solar U.S. The term loans are due from 2020 through 2028, bear interest at a rate of 5.75% per annum, and are secured by the assets of Summit Solar U.S..
DGS Prisons
The California Institution projects obtained permanent term loan financing upon completion of the projects. The term loans mature between 2023 and 2024 and bear interest at a rate of LIBOR plus 2.5%.
U.S. Projects 2009-2013
On September 8, 2014, the Company repaid all outstanding amounts due under its term bonds. The Company recognized a $2.5 million loss on extinguishment of debt during the nine months ended September 30, 2014 as a result of this repayment.
Capital Lease Obligations
Alamosa
On May 7, 2014, the Company purchased the lessor portion of the capital lease related to the project and there is no additional project level financing outstanding at September 30, 2014. The Company recognized a $1.9 million loss on extinguishment of debt during the nine months ended September 30, 2014 as a result of this transaction.
Financing Lease Obligations
In certain transactions the Company accounts for the proceeds of sale leasebacks as financings, which are typically secured by the energy system asset and its future cash flows from energy sales, and without recourse to the Company under the terms of the arrangement.
Enfinity
The balance outstanding for sale leaseback transactions accounted for as financings as of September 30, 2014 for Enfinity was $30.5 million. The Enfinity sale leaseback accounted for as financings mature between 2025 and 2032 and are collateralized by the related solar energy system assets.
SunE Solar Fund X
On July 23, 2014, concurrent with the closing of the IPO, the Company purchased the lessor portion of the capital lease related to the SunE Solar Fund X project and there is no additional project level financing outstanding at September 30, 2014. The Company recognized a $15.8 million gain on extinguishment of debt during the nine months ended September 30, 2014 as a result of this transaction.
Regulus Solar
On April 11, 2014, Regulus Solar entered into a sale leaseback agreement for a sales price of $9.2 million, which was received at closing on April 14, 2014. The lease term is 20 years and Regulus Solar has two options to renew the term for 5 years each and then one option to renew for a total lease term not to exceed 34 years, 11 months. The total purchase price of $9.2 million was recorded as a financing obligation and is secured by the land and the solar energy system assets, which are under construction as of September 30, 2014.
US Projects 2014
On June 3, 2014, certain projects within the Company's US Projects 2014 portfolio entered into an inverted lease structure to finance approximately 45 MW of distributed generation solar energy systems that will be constructed and placed into operation during the fourth quarter of 2014. The lease term is eight years and the total purchase price was $40.6 million, of which $4.5 million is reflected as a financing obligation and $36.1 million is recorded as deferred revenue in the accompanying consolidated balance sheet as of September 30, 2014.
Maturities

The aggregate amounts of payments on long-term debt, excluding amortization of debt discounts, due after September 30, 2014 are as follows:

	Balance of 2014	2015	2016	2017	2018	Thereafter	Total
In millions
Maturities of long-term debt at September 30, 2014	$112,435	$142,924	$73,617	$32,972	$33,996	$909,615	$1,305,559

The amount of long-term debt due in 2014 includes $48.0 million of construction debt for SunE Perpetual Lindsay, which will be repaid by SunEdison upon completion, and a $35.4 million VAT facility for CAP, which the Company expects to repay upon collection of VAT receivable in the fourth quarter of 2014.  The amounts of long-term debt due in 2015 includes $111.5 million of construction debt for Regulus, which will be repaid through the receipt of permanent tax equity and non-recourse term debt proceeds.  Such proceeds are expected to be in excess of the Regulus development and senior construction loan.

Predecessor
Debt Instrument [Line Items]
Debt and Capital Lease Obligations
DEBT AND CAPITAL LEASE OBLIGATIONS
Debt and capital lease obligations consist of the following:

	As of December 31, 2013			As of December 31, 2012
In thousands	Total Principal	Current	Long- Term	Total Principal	Current	Long- Term
System construction and term debt	$310,793	$33,683	$277,110	$9,261	$620	$8,641
Solar program loans	10,206	629	9,577	10,828	571	10,257
Capital lease obligations	29,171	773	28,398	30,974	1,802	29,172
Financing lease obligations	87,110	2,370	84,740	55,409	—	55,409
Total debt outstanding	$437,280	$37,455	$399,825	$106,472	$2,993	$103,479

Our solar energy systems for which we have long-term debt obligations are included in separate legal entities. We typically finance our solar energy projects through project entity specific debt secured by the project entity’s assets (mainly the solar energy system) with no recourse to the Company. Typically, these financing arrangements provide for a construction loan, which upon completion will be converted into a term loan. As of December 31, 2013, we had $320,999 project entity specific debt that is secured by the total assets of 25 project entities in the amount of $412,063.
The estimated fair value of our outstanding debt obligations was $443,067 and $77,410 at December 31, 2013 and 2012, respectively. The fair value of our debt is calculated based on expected future cash flows discounted at market interest rates with consideration for non-performance risk or current interest rates for similar instruments.
System Construction and Term Debt
Term bonds consist of five fixed rate bonds maturing between January 2016 and April 2032 have fixed interest rates that range between 5.00% and 7.50%. Additionally, a portion of the total outstanding system and construction term debt also relates to variable rate debt with interest rates that are tied to the three-month London Interbank Offered Rate plus an applicable margin of 2.50%. The term debt agreements contain certain representations, covenants and warranties of the borrower including limitations on business activities, guarantees, environmental issues, project maintenance standards, and a minimum debt service coverage ratio requirement.
In August 2013, a Chilean legal entity received $212,500 in non-recourse debt financing from the Overseas Private Investment Corporation (“OPIC”), the U.S. Governments development finance institution, and International Finance Corporation (“IFC”), a member of the World Bank Group. In addition to the debt financing provided by OPIC and IFC, the project entity received a Chilean peso VAT credit facility from Rabobank. Under the VAT credit facility the project entity may borrow funds to pay for value added tax payments due from the project. The VAT credit facility has a variable interest rate that is tied to the Chilean Interbank Rate plus 1.40% and will mature in September 2014. As of December 31, 2013, the outstanding balance under the Chilean peso denominated VAT credit facility was $31,428.
In March 2013, a project entity entered into a financing agreement with a group of lenders for a $44,400 development loan that matures on March 31, 2016. Under the terms of this financing agreement, interest accrues from the date of borrowing until the maturity date at a rate of 18% per annum and is paid in kind (“PIK”) at each PIK interest date. On March 28, 2014 the project entity entered into an agreement for a construction loan facility for an amount up to $120,000. The construction loan facility has a term ending in January, 2015. Interest under the construction loan facility has variable interest rate options based on Base Rate Loans or LIBOR loans at the Company’s election. The interest rate payable under Base Rate Loans will be based upon an adjusted base rate (equal to the greater of (i) the Base Rate (Prime Rate) in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus 0.50% and (iii) the LIBO rate plus1.00%. The interest rate payable under LIBOR Loans will be based upon the published LIBOR rate; plus 3.75% applicable margin.
Solar Program Loans
The solar program loans consist of nineteen loans maturing between September 2024 and October 2026. The fixed interest rates range between 11.11% and 11.31%. We currently repay principal and interest due under loans with SRECs generated by the underlying solar energy systems at the greater of the floor price, as stated in the loan agreements, or market value. The lender performs an annual and biennial calculation to ensure that the SRECs have covered 90% of the payments per the original amortization schedule annually and 100% of the payments biennially. The loan agreements convey customary covenants related to business operations, maintenance of the projects, insurance coverage, and a debt service calculation requirement.
Capital Lease Obligations
The Company is party to a lease agreement that provides for the sale and simultaneous lease of a single solar energy system. Generally, this classification occurs when the term of the lease is greater than 75% of the estimated economic life of the solar energy system and the transaction is not subject to real estate accounting. As of December 31, 2013, the remaining lease term is fourteen years.
Financing Lease Obligations
As more fully described in Note 2, in certain transactions we account for the proceeds of sale leasebacks as financings, which are typically secured by the solar energy system asset and its future cash flows from energy sales, but without recourse to us under the terms of the arrangement. The balance outstanding for sale leaseback transactions accounted for as financings as of December 31, 2013 is $87,110. The sale leasebacks accounted for as financings mature in 2025-2032 and are collateralized by the related solar energy system assets with a carrying amount of$69,598.
Maturities
The aggregate amounts of payments on long-term debt, excluding capital lease and financing lease obligations, due after December 31, 2013 are as follows:

In thousands	2014	2015	2016	2017	2018	Thereafter	Total
Maturities of long-term debt	$34,312	$8,222	$53,137	$9,155	$9,764	$206,409	$320,999

Capital Lease Obligations
The aggregate amounts of payments on capital lease obligations after December 31, 2013 are as follows:

In thousands
2014	$1,204
2015	2,682
2016	2,659
2017	2,636
2018	2,614
Thereafter	23,979
Total minimum lease payments	35,774
Less amounts representing interest	(6,603)
Present value of minimum lease payments	29,171
Less current portion of obligations under capital leases	(773)
Noncurrent portion of obligations under capital leases	$28,398
Financing Lease Obligations
The aggregate amounts of minimum lease payments on our financing lease obligations are $68,654. Obligations for 2014 through 2018 are as follows:

In thousands	2014	2015	2016	2017	2018
Minimum lease obligations	$7,432	$7,515	$6,361	$6,205	$5,784